UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 04, 2023

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-34374	54-1873198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6862 Elm Street Suite 320
McLean, Virginia		22101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 703 373-0200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AAIC	New York Stock Exchange
7.00% Series B Cumulative Perpetual Redeemable Preferred Stock	AAIC PrB	New York Stock Exchange
8.250% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AAIC PrC	New York Stock Exchange
6.000% Senior Notes due 2026	AAIN	New York Stock Exchange
6.75% Senior Notes due 2025	AIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on May 29, 2023, Arlington Asset Investment Corp., a Virginia corporation (“Arlington”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ellington Financial Inc., a Delaware corporation (“EFC”), EF Merger Sub Inc., a Virginia corporation and a direct wholly owned subsidiary of EFC (“Merger Sub”), and, solely for the limited purposes set forth in the Merger Agreement, Ellington Financial Management LLC, a Delaware limited liability company (“EFC Manager”). Pursuant to, and subject to the terms and conditions set forth in, the Merger Agreement, Arlington will merge with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation of the Merger.

In connection with the Merger, EFC filed a registration statement on Form S-4 (333-273309) (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). On November 2, 2023, the Registration Statement was declared effective by the SEC. Subsequently, on November 3, 2023, Arlington and EFC respectively filed a definitive proxy statement/prospectus with respect to the special meeting of shareholders of Arlington, which was initially mailed to Arlington shareholders on or about November 3, 2023 (the “proxy statement/prospectus”).

Since the filing of the proxy statement/prospectus, Arlington has received correspondence from law firms claiming to represent purported holders of Arlington Class A common stock alleging deficiencies in the disclosures in the proxy statement/prospectus, either threatening litigation or making other demands relating to the Merger, including that additional disclosures be provided (such letters, the “Demand Letters”).

Arlington believes that the claims asserted in the Demand Letters are without merit and that no additional disclosures were or are required under applicable law. However, in order to moot certain of the purported shareholders’ disclosure claims in the Demand Letters, avoid the risk of the Demand Letters delaying or adversely affecting the Merger and minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Arlington has determined to voluntarily make the following supplemental disclosures to the proxy statement/prospectus, as described in this supplement (this “Supplement”). Nothing in this Supplement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

These supplemental disclosures will not change the merger consideration to be paid to Arlington shareholders in connection with the Merger or the timing of the special meeting of Arlington shareholders (the “Arlington Special Meeting”) to be held solely by means of remote communication live over the Internet on December 12, 2023, 9:00 a.m., Eastern Time. The Arlington board of directors (the “Arlington Board”) continues to unanimously recommend that the Arlington shareholders vote “FOR” the proposals to be voted on at the Arlington Special Meeting described in the proxy statement/prospectus.

* * * * *

SUPPLEMENTAL DISCLOSURES TO THE PROXY STATEMENT/PROSPECTUS

This Supplement should be read in conjunction with the disclosures contained in the proxy statement/prospectus, which in turn should be read in its entirety, along with periodic reports and other information Arlington and EFC file with the SEC. To the extent that information herein differs from or updates information contained in the proxy statement/prospectus, the information contained herein supersedes the information contained in the proxy statement/prospectus. All page references are to the proxy statement/prospectus and terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the proxy statement/prospectus. New text within restated language from the proxy statement/prospectus is indicated in bold, underlined text (e.g., bold, underlined text) and removed language within the restated language from the proxy statement/prospectus is indicated in strikethrough text (e.g., ~~strikethrough text~~), as applicable. The information contained herein speaks only as of December 4, 2023, unless the information indicates another date applies.

The section of the proxy statement/prospectus entitled “The Merger—Background of the Merger” is amended and supplemented as follows:

1.
The following supplemental disclosure replaces in its entirety the fourth full paragraph on page 66 of the proxy statement/prospectus:

On May 27, 2023, Mr. Tonkel had a telephonic conversation with Mr. Berce to update him on the status of the transaction. They also discussed which of Arlington’s directors might serve as Arlington’s designee on the EFC Board upon the closing of the transaction, and Mr. Berce indicated that Mr. Tonkel should convey to EFC Mr. Tonkel’s willingness to serve as such designee in a non-executive director capacity. After that conversation, Mr. Tonkel had a telephonic conversation with Mr. Vranos in which he expressed such willingness. Mr. Vranos indicated that this would likely be acceptable to EFC. Mr. Tonkel then updated Mr. Berce on the conversation. Other than with respect to post-transaction representation on the EFC Board, at no time during the parties’ negotiations with respect to the merger did representatives of Arlington and EFC engage in discussions regarding post-transaction employment of any member of Arlington management.

The section of the proxy statement/prospectus entitled “The Merger—Opinion of Arlington’s Financial Advisor, Wells Fargo Securities” is hereby amended and supplemented as follows:

1.
The following supplemental disclosure replaces in its entirety the disclosure under the heading “Arlington Financial Analyses—Arlington Selected Public Companies Analysis” beginning on page 76 of the proxy statement/prospectus:

Wells Fargo Securities reviewed certain data for selected companies with publicly traded equity securities that Wells Fargo Securities deemed relevant. None of the selected companies used in Wells Fargo Securities’ analyses is identical to Arlington. The selected companies were selected by Wells Fargo Securities because they were deemed by Wells Fargo Securities to be similar to Arlington in one or more respects, including, among other things, that each selected company’s principal business is investing in mortgage-related assets. The companies selected by Wells Fargo Securities were as follows:

•
Angel Oak Mortgage REIT, Inc.
•
Cherry Hill Mortgage Investment Corporation
•
Seven Hills Realty Trust
•
AG Mortgage Investment Trust, Inc.
•
Ellington Residential Mortgage REIT
•
Lument Finance Trust, Inc.
•
ACRES Commercial Realty Corp.
•
Western Asset Mortgage Capital Corporation

Using publicly available information, Wells Fargo Securities calculated the multiple of each selected company’s market capitalization, calculated based on the trading price per share of such company’s common stock multiplied by such company’s total diluted share count, as of May 26, 2023, to such selected company’s most recently reported tangible book value (referred to in this summary of Wells Fargo Securities’ opinion as the “Fully Diluted Price / TBV”).

The ~~companies selected by Wells Fargo Securities were~~ Fully Diluted Price / TBV for each selected company is as follows:

~~•~~
~~Angel Oak Mortgage REIT, Inc.~~
~~•~~
~~Cherry Hill Mortgage Investment Corporation~~
~~•~~
~~Seven Hills Realty Trust~~
~~•~~
~~AG Mortgage Investment Trust, Inc.~~
~~•~~
~~Ellington Residential Mortgage REIT~~
~~•~~
~~Lument Finance Trust, Inc.~~
~~•~~
~~ACRES Commercial Realty Corp.~~
~~•~~
~~Western Asset Mortgage Capital Corporation~~

Company	Fully Diluted Price / TBV
Angel Oak Mortgage REIT, Inc.	0.79x
Cherry Hill Mortgage Investment Corporation	0.94x
Seven Hills Realty Trust	0.50x
AG Mortgage Investment Trust, Inc.	0.46x
Ellington Residential Mortgage REIT	0.84x
Lument Finance Trust, Inc.	0.53x
ACRES Commercial Realty Corp	0.37x
Western Asset Mortgage Capital Corporation	0.50x

Taking into account the results of the selected public companies analysis, Wells Fargo Securities applied a Fully Diluted Price / TBV multiple range of 0.50x to 0.80x to Arlington’s tangible book value as of April 30, 2023, further dividing the derived implied equity amounts by the corresponding total diluted share counts for the high and low values. The selected public companies analysis indicated the following implied equity value per share reference ranges for Arlington Common Stock:

	Implied Equity Value per Share
	Low	High
Price / TBV	$3.06	$4.52

2.
The following supplemental disclosure replaces in its entirety the disclosure under the heading “Arlington Financial Analyses—Arlington Selected Transactions Analysis” beginning on page 77 of the proxy statement/prospectus:

Wells Fargo Securities reviewed, among other things, financial data relating to the selected transactions that Wells Fargo Securities considered generally relevant as recent transactions involving target companies which Wells Fargo Securities judged to be sufficiently analogous to Arlington’s business based on Wells Fargo Securities’ experience and familiarity with the industries in which Arlington operates.

Using publicly available information, Wells Fargo Securities calculated, for each of the selected transactions, the implied price per share of the company’s common stock in the relevant transaction multiplied by such company’s total diluted share count to such company’s tangible book value.

Announce Date	Target	Acquiror	Fully Diluted Price / TBV
February 27, 2023	Broadmark Realty Capital Inc.	Ready Capital Corporation	0.85x
November 4, 2021	Mosaic Real Estate Credit, LLC	Ready Capital Corporation	0.85x
July 26, 2021	Capstead Mortgage Corporation	Benefit Street Partners Realty Trust, Inc.	1.16x
December 7, 2020	Anworth Mortgage Asset Corporation	Ready Capital Corporation	0.94x
August 3, 2020	Jernigan Capital, Inc.	NexPoint Advisors, L.P.	1.07x
November 7, 2018	Owens Realty Mortgage, Inc.	Ready Capital Corporation	0.94x
May 2, 2018	MTGE Investment Corp.	Annaly Capital Management Inc.	0.99x
April 26, 2018	CYS Investments Inc.	Two Harbors Investment Corp.	1.05x
April 11, 2016	Hatteras Financial Corp.	Annaly Capital Management Inc.	0.85x
April 7, 2016	ZAIS Financial Corp.	Sutherland Asset Management Corporation	1.03x
March 2, 2016	JAVELIN Mortgage Investment Corp.	ARMOUR Residential REIT, Inc.	0.87x
February 26, 2016	Apollo Residential Mortgage, Inc.	Apollo Commercial Real Estate Finance, Inc.	0.89x

3.
The following supplemental disclosure replaces in its entirety the disclosure under the heading “EFC Financial Analyses—EFC Selected Public Companies Analysis” beginning on page 78 of the proxy statement/prospectus:

Wells Fargo Securities reviewed certain data for selected companies with publicly traded equity securities that Wells Fargo Securities deemed relevant. None of the selected companies used in Wells Fargo Securities’ analyses is identical to EFC. The selected companies were selected by Wells Fargo Securities because they were deemed by Wells Fargo Securities to be similar to EFC in one or more respects, including, among other things, that each selected company’s principal business is investing in mortgage-related assets. The companies selected by Wells Fargo Securities were as follows:

•
Two Harbors Investment Corp.
•
Chimera Investment Corporation
•
MFA Financial, Inc.
•
PennyMac Mortgage Investment Trust
•
Franklin BSP Realty Trust, Inc.
•
New York Mortgage Trust, Inc.
•
Redwood Trust, Inc.

Using publicly available information, Wells Fargo Securities calculated the multiple of each selected company’s market capitalization, calculated based on the trading price per share of such company’s common stock multiplied by such company’s total diluted share count, as of May 26, 2023, to the most recently reported tangible book value for such selected company. Wells Fargo Securities also calculated the yield of each company’s most recent quarterly or monthly dividend, adjusted for annualization.

The ~~companies selected by Wells Fargo Securities were~~ Fully Diluted Price / TBV and dividend yield for each selected company are as follows:

~~•~~
~~Two Harbors Investment Corp.~~
~~•~~
~~Chimera Investment Corporation~~
~~•~~
~~MFA Financial, Inc.~~
~~•~~
~~PennyMac Mortgage Investment Trust~~
~~•~~
~~Franklin BSP Realty Trust, Inc.~~
~~•~~
~~New York Mortgage Trust, Inc.~~
~~•~~
~~Redwood Trust, Inc.~~

Company	Fully Diluted Price / TBV	Dividend Yield
Two Harbors Investment Corp.	0.76x	19.5%
Chimera Investment Corporation	0.65x	19.5%
MFA Financial, Inc.	0.79x	13.2%
PennyMac Mortgage Investment Trust	0.71x	14.0%
Franklin BSP Realty Trust, Inc.	0.91x	10.4%
New York Mortgage Trust, Inc.	0.75x	16.6%
Redwood Trust, Inc.	0.67x	15.6%

Taking into account the results of the selected public companies analysis, Wells Fargo Securities applied a Fully Diluted Price / TBV multiple range of 0.65x to 0.85x to EFC’s tangible book value per share as of April 30, 2023, further dividing the derived implied equity amounts by the corresponding total diluted share count for the high and low values. Taking into account the results of the selected public companies analysis, Wells Fargo Securities applied a dividend yield range of 13.0% to 16.5% to EFC’s monthly dividend, adjusted for annualization. The selected public companies analysis indicated the following implied equity value per share reference ranges for EFC Common Stock:

	Implied Equity Value Per Share
	Low	High
Price / TBV	$9.65	$12.62
Dividend Yield (Price)	$10.91	$13.85

The section of the proxy statement/prospectus entitled “The Merger—Certain Arlington Unaudited Prospective Financial Information—Arlington Projections” is hereby amended and supplemented as follows:

1.
The following supplemental disclosure replaces in its entirety the table on page 84 of the proxy statement/prospectus:

(In millions, except per share amounts)	2023E	2024E	2025E	2026E
Tangible Book Value	$182(1)	$182	$182	$182
Net Interest Income	$22.8	$26.5	$26.7	$26.3
General and Administrative Expenses	$(10.2)	$(10.6)	$(10.9)	$(11.2
TRS Taxes	$(1.2)	$(0.7)	$(0.7)	$(0.6)
Net Income (Loss)(3)	$11.5	$15.3	$15.1	$14.6
Preferred Stock Cost	$(2.7)	$(3.0)	$(2.8)	$(2.7)
Earnings Available for Distribution(2)(3)	$8.8	$12.4	$12.4	$11.9
Dividend Per Share of Arlington Common Stock	$0.30	$0.42	$0.40	$0.38

_____________

(1) For the Arlington Selected Public Companies Analysis and Arlington Selected Transactions Analysis, see section titled “The Merger—Opinion of Arlington’s Financial Advisor, Wells Fargo Securities—Arlington Financial Analyses” beginning on page 76 of this proxy statement/prospectus, Arlington’s tangible book value as of April 30, 2023 of $183 million was used and calculated as Arlington’s total equity value as of April 30, 2023 less preferred stock liquidation preference of $33 million.

(2) Earnings Available for Distribution is a non-GAAP measure that Arlington defines as net income available to holders of Arlington Common Stock determined in accordance with GAAP adjusted for the following items: (i) plus (less) realized and unrealized losses (gains) on investments and derivatives; (ii) plus (less) income tax provision (benefit) for TRS realized and unrealized gains and losses on investments and derivatives; (iii) plus (less) TBA dollar roll income (loss); (iv) plus (less) interest rate swap net interest income (expense); and (v) plus stock-based compensation. However, because Earnings Available for Distribution is an incomplete measure of Arlington’s financial performance and involves differences from net income computed in accordance with GAAP, it should be considered along with, but not as an alternative to, net income as a measure of financial performance. In addition, because not all companies use identical calculations, Arlington’s presentation of Earnings Available for Distribution may not be comparable to other similarly-titled measures of other companies.

(3) Amounts in this row may not equal the sum of amounts reflected in the preceding rows due to rounding.

Important Additional Information and Where to Find It

This communication relates to the proposed Merger pursuant to the terms of the Merger Agreement. In connection with the proposed Merger, EFC filed the Registration Statement with the SEC, which was declared effective by the SEC on November 2, 2023. The Registration Statement contains the proxy statement/prospectus. The proxy statement/prospectus contains important information about EFC, Arlington, the proposed Merger and related matters. EFC and Arlington may file with the SEC other documents regarding the Merger. The definitive proxy statement/prospectus has been sent to Arlington’s shareholders, and contains important information about EFC, Arlington, the proposed Merger and related matters. This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer statement, prospectus or other document EFC or Arlington has filed or may file with the SEC in connection with the proposed Merger and related matters. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS THAT ARE FILED OR MAY BE FILED BY EFC AND ARLINGTON WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT EFC, ARLINGTON AND THE PROPOSED MERGER.Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by EFC with the SEC are also available free of charge on EFC’s website at www.ellingtonfinancial.com. Copies of the documents filed by Arlington with the SEC are also available free of charge on Arlington’s website at www.arlingtonasset.com.

Participants in the Solicitation Relating to the Merger

EFC, Arlington and certain of their respective directors and executive officers and certain other affiliates of EFC and Arlington may be deemed to be participants in the solicitation of proxies from the common shareholders of Arlington in respect of the proposed Merger. Information regarding Arlington and its directors and executive officers and their ownership of common stock of Arlington can be found in Arlington’s Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2022, filed with the SEC on March 31, 2023, and May 1, 2023, respectively. Information regarding EFC and its directors and executive officers and their ownership of common stock of EFC can be found in EFC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023, and in its definitive proxy statement relating to its 2023 annual meeting of stockholders, filed with the SEC on April 6, 2023. Additional information regarding the interests of such participants in the Merger will be included in the proxy statement/prospectus and other relevant documents relating to the proposed Merger when they are filed with the SEC. These documents are available free of charge on the SEC’s website and from EFC or Arlington, as applicable, using the sources indicated above.

No Offer or Solicitation

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). This communication may be deemed to be solicitation material in respect of the proposed Merger.

Forward-Looking Statements

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Arlington and EFC intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding Arlington and EFC include, but are not limited to, statements related to the proposed Merger, including the anticipated timing, benefits and financial and operational impact thereof; other statements of management’s belief, intentions or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Arlington’s and EFC’s ability to complete the proposed Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approval from Arlington’s shareholders and satisfaction of other closing conditions to consummate the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks related to diverting the attention of Arlington and EFC management from ongoing business operations; failure to realize the expected benefits of the proposed Merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed Merger, including resulting expense or delay; the risk that Arlington’s and EFC’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; effects relating to the announcement of the proposed Merger or any further announcements or the consummation of the proposed Merger on the market price of Arlington’s or EFC’s common stock; the availability of suitable investment or disposition opportunities; changes in interest rates, interest rate spreads, the yield curve and prepayment rates; the availability and terms of financing; general economic conditions; market conditions; inflationary pressures on the capital markets and the general economy; legislative and regulatory changes that could adversely affect the businesses of Arlington and EFC; risks relating to the uncertainty and economic impact of a resurgence of the COVID-19 pandemic or other public health emergencies; and other risks and uncertainties affecting Arlington and EFC, including those described from time to time under the caption “Risk Factors” and elsewhere in Arlington’s and EFC’s SEC filings and reports, including Arlington’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended, EFC’s Annual Report on Form 10-K for the year ended December 31, 2022, and other filings and reports by either company. Moreover, other risks and uncertainties of which Arlington or EFC are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Arlington or EFC on their respective websites or otherwise. Neither Arlington nor EFC undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: December 4, 2023
	By:	/s/ Richard E. Konzmann
	Name:	Richard E. Konzmann
	Title:	Executive Vice President, Chief Financial Officer and Treasurer